Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Pacific Alliance Corporation (the “Company”) on Form 10-Q/A for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Knudson, Secretary/Treasurer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 18, 2009

/s/ David Knudson

David Knudson

Secretary/Treasurer/Principal Financial Officer